                Centennial Government Trust

    Prospectus Supplement dated February 22, 2008 to the
              Prospectus dated August 23, 2007

This supplement amends the Prospectus of Centennial
Government Trust dated August 23, 2007. The chart entitled
"Annual Trust Operating Expenses (deducted from Trust
Assets)" is amended by adding the following information as
a footnote to the information disclosed as "Total Annual
Operating Expenses" in that chart:

As of January 31, 2008, A.G. Edwards, a division of
Wachovia Securities, LLC ("Edwards"), a broker-dealer, held
1,151,242,470.25 shares of the Trust, representing
approximately 95.11% of the issued and outstanding shares
of the Trust on that date, for the benefit of its clients'
accounts. Edwards has advised the Manager that as a result
of its consolidation with Wachovia Securities, LLC, Edwards
intends to redeem the shares of the Trust held for the
benefit of certain of its clients' accounts in a series of
redemptions that will occur in stages over the course of
2008, representing approximately 80.16% of the shares of
the Trust (measured as of January 31, 2008). Edwards
retains the ability to redeem the remainder of the shares
held for its other clients' accounts at any time, although
it has advised the Manager that it does not intend to do so
at this time. As a result of the planned redemptions in
2008, the Trust's net assets are expected to decline
substantially during the current calendar year. It is
possible that, as a result of those redemptions, the
Trust's Total Annual Operating Expenses, measured as a
percent of average daily net assets, may increase in the
current and future fiscal periods over the rate of 0.74%
incurred in the Trust's fiscal year ended June 30, 2007,
although the occurrence or amount of such possible increase
cannot be predicted with certainty at this time.

February 22, 2008                               PS0170.015